                                                                    EXHIBIT 99.3

                               LEVITT CORPORATION
           Consolidated Statements of Financial Condition - Unaudited
                        (In thousands except share data)


                                                                      MARCH 31,     DECEMBER 31,
                                                                        2004           2003
                                                                      ---------     ------------
                         ASSETS

Cash and cash equivalents                                             $ 45,851           35,965
Restricted cash                                                          3,600            3,384
Notes receivable                                                         4,988            5,163
Inventory of real estate                                               268,410          257,556
Investments in real estate joint ventures                                6,275            4,106
Investment in unconsolidated subsidiary                                 72,496           70,852
Other assets                                                            17,109           15,034
Deferred tax asset, net                                                   --                654
                                                                      --------         --------
   Total assets                                                       $418,729          392,714
                                                                      ========         ========

          LIABILITIES AND SHAREHOLDER'S EQUITY

Accounts payable and accrued liabilities                              $ 40,637           39,987
Customer deposits                                                       58,797           52,134
Current income tax payable                                               8,018            1,024
Notes and mortgage notes payable                                       111,512          111,625
Notes and mortgage notes payable
 to affiliates                                                          60,630           61,618
Development bonds payable                                                  764              850
Deferred tax liability, net                                                 74             --
                                                                      --------         --------
   Total liabilities                                                   280,432          267,238

Minority interest in consolidated joint venture                             59               24

Shareholders' equity:
Preferred stock, $0.01 par value
  Authorized: 5,000,000 and no shares
  Issued and outstanding: no shares                                       --               --
Common stock, Class A, $0.01 par value
  Authorized: 50,000,000 and no shares
  Issued and outstanding: 13,597,166 and no shares                         136              136
Common stock, Class B, $0.01 par value
  Authorized: 10,000,000 and no shares
  Issued and outstanding: 1,219,031 and no shares                           12               12
Additional paid-in capital                                              67,678           67,855
Retained earnings                                                       70,075           57,020
Accumulated other comprehensive income                                     337              429
                                                                      --------         --------
   Total shareholders' equity                                          138,238          125,452
                                                                      --------         --------
   Total liabilities and shareholders' equity                         $418,729          392,714
                                                                      ========         ========

           See accompanying notes to consolidated financial statements


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


                               LEVITT CORPORATION
                CONSOLIDATED STATEMENTS OF OPERATIONS - UNAUDITED
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                THREE MONTHS
                                                               ENDED MARCH 31,
                                                            -----------------------
                                                             2004            2003
                                                            -------         -------

REVENUES:
       Sales of real estate                                 $98,523          52,964
       Title and mortgage operations                            970             404
                                                            -------         -------
       Total revenues                                        99,493          53,368
                                                            -------         -------

COSTS AND EXPENSES:
       Cost of sales of real estate                          69,665          39,524
       Selling, general and administrative expenses          14,047           8,020
       Interest expense, net                                     58             241
       Other expenses                                           616             292
       Minority interest                                         25             121
                                                            -------         -------
       Total costs and expenses                              84,411          48,198
                                                            -------         -------
                                                             15,082           5,170

Earnings (loss) from unconsolidatred subsidiary               2,086            (134)
Earnings (loss) from real estate joint ventures               3,607            (313)
Interest and other income                                       478             646
                                                            -------         -------
       Income before income taxes                            21,253           5,369

       Provision for income taxes                             8,198           2,075
                                                            -------         -------
       NET INCOME                                           $13,055           3,294
                                                            =======         =======

EARNINGS PER COMMON SHARE:
       Basic                                                $  0.88            0.22
       Diluted                                              $  0.87            0.22

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
       Basic                                                 14,816          14,816
       Diluted                                               14,852          14,816



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                       LEVITT CORPORATION AND SUBSIDIARIES
                 SUMMARY OF SELECTED FINANCIAL DATA (UNAUDITED)


                                                                      AS OF OR FOR THE THREE MONTHS ENDED
                                                  -----------------------------------------------------------------------
(dollars in thousands, except per share and
average price data)                                3/31/2004     12/31/2003      9/30/2003      6/30/2003      3/31/2003
                                                  -----------    -----------    -----------    -----------    -----------

CONSOLIDATED OPERATIONS:
     Revenues from sales of real estate           $    98,523         98,125         64,930         67,039         52,964
     Cost of sales of real estate                      69,665         74,269         46,487         49,151         39,524
                                                  -----------    -----------    -----------    -----------    -----------
     Margin (a)                                   $    28,858         23,856         18,443         17,888         13,440
     Earnings (loss) from Bluegreen Corporation   $     2,086          2,277          3,350          1,940           (134)
     Selling, general & administrative expenses   $    14,047         13,299         10,226         10,481          8,021
     Net income                                   $    13,055          9,499          7,661          6,366          3,294

     Basic earnings per share                     $      0.88           0.64           0.52           0.43           0.22
     Diluted earnings per share (b)               $      0.87           0.63           0.50           0.42           0.22
     Average shares outstanding                    14,816,197     14,816,197     14,816,197     14,816,197     14,816,197
     Diluted shares outstanding                    14,852,182     14,816,197     14,816,197     14,816,197     14,816,197

KEY PERFORMANCE RATIOS:
     Consolidated margin percentage (c)                  29.3%          24.3%          28.4%          26.7%          25.4%
     S, G & A expense as a percentage of
        total revenues                                   14.1%          13.4%          15.6%          15.5%          15.0%
     Return on average shareholders' equity,
        annualized (d)                                   39.6%          30.3%          25.2%          22.2%          12.0%
     Ratio of debt to shareholders' equity               1.25           1.39           1.30           1.38           1.46
     Ratio of debt to total capitalization               55.6%          58.1%          56.4%          57.9%          59.3%
     Ratio of net debt to total capitalization           40.8%          46.1%          43.9%          47.9%          48.3%

HOMEBUILDING OPERATIONS (E):
     Revenues from sales of real estate           $    78,664         87,150         52,516         44,957         37,634
     Cost of sales of real estate                      61,475         67,999         41,201         34,718         29,154
                                                  -----------    -----------    -----------    -----------    -----------
     Margin (a)                                   $    17,189         19,151         11,315         10,239          8,480
     Margin percentage on homes delivered (c)            21.9%          22.0%          21.5%          22.8%          22.5%
     Construction starts                                  701            488            465            396            244
     Homes delivered                                      341            392            247            210            162
     Average selling price of homes delivered     $   231,000        222,000        213,000        214,000        232,000
     New sales contracts (units)                          474            473            739            561            467
     New sales contracts (value)                  $   130,124        115,924        170,016        126,135        101,361
     Backlog of homes (units)                           2,186          2,053          1,972          1,480          1,129
     Backlog of homes (value)                     $   510,231        458,771        429,997        312,497        231,320

LAND DEVELOPMENT OPERATIONS:
     Revenues from sales of real estate           $    19,321         10,019         12,414         20,696         11,908
     Cost of sales of real estate                       7,968          5,878          5,197         13,061          7,226
                                                  -----------    -----------    -----------    -----------    -----------
     Margin (a)                                   $    11,353          4,141          7,217          7,635          4,682
     Margin percentage on land sales (c)(f)              58.8%          41.3%          58.1%          36.9%          39.3%
     Acres sold                                           294             69             57          1,075            136
     Acres owned                                        4,574          4,868          4,937          4,994          4,363
     Acres subject to sales contracts                   1,268          1,433            871            854          1,723
     Acres subject to sales contracts (value)     $    97,482        103,174         62,506         62,862         62,872

CONSOLIDATED BALANCE SHEET DATA:
     Cash                                         $    45,851         35,965         36,045         28,001         29,915
     Inventory of real estate                     $   268,410        257,556        234,854        218,473        214,269
     Investment in Bluegreen Corporation          $    72,496         70,852         63,583         60,224         57,866
     Total assets                                 $   418,729        392,714        356,523        329,657        321,421
     Total debt                                   $   172,906        174,093        162,585        162,208        161,970
     Total liabilities                            $   280,432        267,238        230,750        211,568        209,838
     Shareholders' equity                         $   138,238        125,452        125,523        117,856        111,233

-----------------
(a) Margin is calculated as sales of real estate minus cost of sales of real estate.

(b) Diluted earnings per share takes into account the dilution in earnings we recognize from Bluegreen as a result of outstanding securities issued by Bluegreen that enable the holders thereof to acquire shares of Bluegreen's common stock.

(c)  Margin percentage is calculated by dividing margin by sales of real estate.

(d) Calculated by dividing net income by average shareholders' equity. Average shareholders' equity is calculated by averaging beginning and end of period shareholders' equity balances.

(e) Excludes joint ventures. Backlog includes all homes subject to sales contracts.

(f) Includes land sales to homebuilding division, if any. These inter-company transactions are eliminated in consolidation.

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